SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2006

ADS MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Utah	000-24778	87-0505222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12758 Cimarron Path, Suite B-128, San Antonio, Texas 78249-3426
(Address of principal executive office)
Issuer's telephone number: (210) 655-6613

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On November 14, 2006, ADS Media Group, Inc., issued the attached press release in connection with its announcement of earnings results for the three and nine month periods ended September 30, 2006, and the filing of its quarterly report on Form 10-QSB.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADS MEDIA GROUP, INC.

Date: November 14, 2006	/s/ Clark R. Doyal
Clark R. Doyal, Chief Executive Officer